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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   Form 8-K/A
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                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 4, 2005


                       ALLIANCE SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

                                    000-22594
                            (Commission File Number)

         Delaware                                          77-0057842
(State or other jurisdiction                (I.R.S. Employer Identification No.)
      of incorporation)

                              2575 Augustine Drive
                       Santa Clara, California 95054-2914
             (Address of principal executive offices, with zip code)

                                 (408) 855-4900
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On August 4, 2005, Alliance Semiconductor Corporation issued a press release announcing its financial results for the first fiscal quarter ended June 25, 2005. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated into this Form 8-K by reference. This Form 8-K is amended to furnish as Exhibit 99.2 to this report the transcript of the earnings conference call held on August 4, 2005.

The information furnished pursuant to this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits.

     99.1. Press Release Issued August 4, 2005.
     99.2. Transcript of Earnings Conference Call on August 4, 2005.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ALLIANCE SEMICONDUCTOR CORPORATION

Date: August 5, 2005                 By: /s/ N. Damodar Reddy
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                                         N. Damodar Reddy
                                         Chairman of the Board, President, Chief
                                         Executive Officer and interim Chief
                                         Financial Officer